Exhibit 99.1

10 Cabot Place, Stoughton, MA 02072

News Release

For Immediate Release April 27, 2021	For More Information, Contact: William M. Parent, President and Chief Executive Officer (617-925-1955)

RANDOLPH BANCORP, INC. ANNOUNCES FIRST QUARTER 2021 FINANCIAL RESULTS

STOUGHTON, Massachusetts, April 27, 2021 – Randolph Bancorp, Inc. (the “Company”) (NASDAQ Global Market: RNDB), the holding company for Envision Bank (the “Bank”), today announced net income of $4.1 million, or $0.81 per basic share and $0.78 per diluted share, for the three months ended March 31, 2021 compared to net income of $5.3 million, or $1.03 per basic and $1.01 per diluted share for the three months ended December 31, 2020 and a net loss of $0.8 million, or $0.16 per basic and diluted share, for the three months ended March 31, 2020. Excluding one-time charges of $109,000 in severance expenses, earnings were $4.2 million, or $0.79 per diluted share for the three months ended March 31, 2021. Excluding one-time charges of $294,000 related to the closing of a residential lending office and $69,000 in severance expenses, earnings were $5.6 million, or $1.06 per diluted share, for the three months ended December 31, 2020.

At March 31, 2021, total assets amounted to $738.2 million, compared to $721.1 million at December 31, 2020, an increase of $17.1 million, or 2.4%. An increase in cash and cash equivalents of $41.2 million was partially offset by a decrease in loans held for sale of $25.9 million relative to the prior quarter. Compared to March 31, 2020, total assets grew $85.3 million, or 13.1% from $652.9 million. The growth from the prior year period was caused by an increase in loans held for sale of $34.4 million, or 58.5%, an increase in commercial real estate loans of $20.3 million, or 16.1%, and an increase in commercial and industrial loans of $14.8 million, or 164.3%, driven by lending associated with the Small Business Administration’s (the “SBA’s”) Paycheck Protection Program (“PPP”).

William M. Parent, President and Chief Executive Officer, stated, “The first quarter was another strong quarter for our Company, as mortgage refinancing volume, combined with improving banking results, drove performance metrics to elevated levels. We are very pleased with our performance as we migrate our mortgage banking operations from a higher volume refinance environment to more normalized levels while continuing to expand our consumer and commercial banking business. We remain optimistic regarding local economic activity, our ability to continue to grow our business and generate recurring operating leverage.”

First Quarter Operating Results

Net interest income increased by $51,000, or 1.0%, to $5.1 million for the three months ended March 31, 2021 from $5.0 million for the three months ended December 31, 2020. This increase was primarily due to an increase in average loans and a decrease in the cost of funds driven by a shortening of deposit liabilities and a decline in the cost of non-maturity deposits from the prior quarter. The average balance of term certificates decreased $15.3 million, or 13.6%, from the prior quarter and the average balance of savings and NOW accounts increased $19.2 million, or 8.0%, from the prior quarter. This contributed to a decrease of 9 basis points in the cost of interest-bearing liabilities. The net interest margin decreased in the first quarter by 6 basis points to 2.96% from 3.02% in the prior quarter. The change reflects a decrease of 11 basis points in loan yields, due to a decline in the forgiveness of SBA PPP loans, which resulted in a decline in loan yields of 2 basis points, and payoffs of higher yielding loans.

The net interest margin increased in the first quarter of 2021 to 2.96%, from 2.91% in the first quarter of 2020. The change reflects the shortening and downward pricing of deposit liabilities, exceeding the decreases in the rates earned on interest-earning assets because of the lower interest-rate environment. Net interest income increased by $666,000, or 15.1%, to $5.1 million for the three months ended March 31, 2021 from $4.4 million the same period in the prior year. This increase was primarily due to a decrease in deposit costs, complemented by change in the mix of deposits. The average balance of savings and NOW accounts in the first quarter of 2021 increased $55.5 million, or 41.1% and $30.5 million, or 78.0%, respectively, from the prior year quarter and the average balance of term certificates decreased $91.7 million, or 48.6%, from the prior year quarter, contributing to an 80 basis point decrease in the cost of interest-bearing liabilities. This decrease was primarily driven by an 89 basis point decline in the cost of interest-bearing deposits, as market interest rates declined sharply from the prior year.

The Company recognized a credit for loan losses of $213,000 for the quarter ended March 31, 2021, driven by changes in the qualitative factors related to the impact of the COVID-19 pandemic and the economic outlook used in the Company’s calculation. The allowance for loan losses was 1.32%, 1.38% and 1.04% of total loans at March 31, 2021, December 31, 2020 and March 31, 2020, respectively, and was 79.0%, 94.6% and 146.6% of non-performing assets at March 31, 2021, December 31, 2020 and March 31, 2020, respectively.

Non-interest income decreased $3.2 million, or 20.3%, to $12.4 million for the quarter ended March 31, 2021 from $15.6 million in the quarter ended December 31, 2020, due to a decrease of $3.6 million in the net gain on loan origination and sale activities, partially offset by an increase of $504,000 related to net mortgage servicing fees. Sold mortgages totaled $503.3 million in the first quarter of 2021, compared to $426.5 million in the fourth quarter of 2020. The first quarter of 2021 ended with a mortgage pipeline of $239.5 million, compared to a pipeline of $396.6 million at the end of the fourth quarter of 2020, contributing to the decrease in the net gain on loan origination and sales activities. Mortgage servicing fees increased $504,000, or 183.3% for the first quarter of 2021 to $779,000 from $275,000 in the fourth quarter of 2020 due to a fair value adjustment of $421,000 in the first quarter of 2021, based on an increase in mortgage interest rates from the prior quarter.

Non-interest income increased $6.0 million, or 92.6%, to $12.4 million for the quarter ended March 31, 2021 from $6.5 million for the quarter ended March 31, 2020, principally due to an increase of $3.8 million in the net gain on loan origination and sale activities and an increase of $2.0 million in net mortgage servicing fees. Sold mortgage loans totaled $503.3 million in the first quarter of 2021, compared to sold mortgage loans of $217.9 million during the first quarter of 2020. The first quarter of 2021 ended with a mortgage pipeline of $239.5 million, compared to a pipeline of $395.6 million at the end of the first quarter of 2020. Mortgage servicing fees increased $2.0 million in the quarter ended March 31, 2021, principally due to an impairment of mortgage servicing rights of $1.6 in the quarter ended March 31, 2020.

Non-interest expenses decreased $976,000, or 7.6%, to $12.0 million in the quarter ended March 31, 2021 from $12.9 million in the quarter ended December 30, 2020. The decrease was due to a decrease in occupancy and equipment costs of $406,000, or 35.3%, and a provision for unfunded commitments of $584,000 taken in the fourth quarter of 2020. Occupancy and equipment expenses decreased $406,000 in the quarter ended March 31, 2021 from the prior quarter due to the closing of residential lending offices in the fourth quarter of 2020, which resulted in a one-time charge of $294,000. Other non-interest expenses comprising professional fees, marketing, FDIC insurance and other non-interest expenses decreased by $285,000, or 9.3% in the quarter ended March 31, 2021 versus the prior quarter, as the fourth quarter of 2020 included a $584,000 provision for unfunded loan commitments.

Non-interest expenses increased $992,000 to $12.0 million in the quarter ended March 31, 2021 from $11.0 million in the quarter ended March 31, 2020. The increase is principally due to an increase in salaries and employee benefits of $311,000,

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF

primarily attributed to higher commissions and incentives associated with increased residential loan production, partially offset by a $1.4 million charge related to the retirement of senior executives in the first quarter of 2020. In addition, other non-interest expenses increased $463,000 from the prior year quarter due to elevated loan production costs. Occupancy and equipment expenses increased $46,000 in the quarter ended March 31, 2021 over the prior year period due to seasonal increases in snowplowing expenses. Other non-interest expenses comprising professional fees, marketing, FDIC insurance and other non-interest expenses increased by $635,000, or 29.7% in the quarter ended March 31, 2021 versus the prior year period, due to elevated mortgage loan production costs.

Balance Sheet

At March 31, 2021, total assets amounted to $738.2 million, compared to $721.1 million at December 31, 2020, an increase of $17.1 million, or 2.4%. A $41.2 million increase in cash and cash equivalents from the prior quarter was partially offset by a $25.9 million decrease in loans held for sale. Net loan growth of $8.4 million, or 1.7%, was driven by SBA PPP loan originations of $10.2 million. SBA PPP loans totaled $14.7 million at the end of the first quarter of 2021. Non-brokered deposits increased by $31.5 million, or 6.3%, to $528.0 million from $496.6 million in the prior quarter.

Total assets at March 31, 2021 increased $85.3 million, or 13.1% from $652.9 million at March 31, 2020. Contributing to asset growth was a $34.4 million increase in loans held for sale to $93.2 million at March 31, 2021 from $58.8 million at March 31, 2020. Cash and cash equivalents increased by $33.7 million, or 159.0%, to $55.0 million at March 31, 2021 from $21.2 million at March 31, 2020, mainly as a result of strong core growth in deposits and higher loan sales at quarter end. Net loans increased by $15.8 million, or 3.3%, to $492.0 million at March 31, 2021 from $476.2 million at March 31, 2020, mainly as a result commercial real estate growth of $20.3 million, or 16.1%, as we focus on diversifying our loan mix and reducing our exposure to long-term fixed rate 1-4 family residential loans. Another factor for net loan growth was an increase in commercial and industrial loans of $14.8 million, or 164.3%, driven by SBA PPP lending.

The increase in total assets at March 31, 2021 from the prior quarter was funded by deposit growth. Non-brokered deposits totaled $528.0 million at March 31, 2021, increasing by $31.5 million, or 6.3%, during the quarter from $496.6 million at December 31, 2020. Driving the growth in non-brokered deposits were customers’ receipt of government stimulus and our focus on deposit gathering. Federal Home Loan Bank of Boston (“FHLBB”) and Federal Reserve Bank advances decreased by $13.3 million to $60.0 million at March 31, 2021, from $73.3 million at December 31, 2020, primarily as a result of the full repayment of Federal Reserve Bank advances.

The increase in total assets from the prior year quarter was also funded by continued deposit growth. Non-brokered deposits totaled $528.0 million at March 31, 2021, increasing by $109.0 million, or 26.0%, during the quarter ended March 31, 2021 from $419.1 million at March 31, 2020. Driving the growth in non-brokered deposits was customers’ receipt of government stimulus and our focus on deposit gathering. Brokered deposits decreased by $53.7 million to $32.2 million at March 31, 2021, from $86.0 million at March 31, 2020. FHLBB advances increased by $8.0 million to $60.0 million at March 31, 2021, from $52.0 million at March 31, 2020.

Total stockholders’ equity was $100.9 million at March 31, 2021 compared to $99.8 million at December 31, 2020. The increase of $1.0 million reflects net income during the first quarter of $4.1 million, partially offset by share repurchases of $2.7 million and a decrease in the fair value of available-for-sale equity securities, net of taxes, of $794,000.

Total stockholders’ equity was $100.9 million at March 31, 2021 compared to $79.0 million at March 31, 2020. The increase of $21.9 million relates mainly to net income from the previous twelve months of $24.9 million, partially offset by share repurchases of $3.2 million and a decrease in the fair value of available-for-sale securities, net of taxes, of $927,000. In addition, equity adjustments related to equity-based compensation amounted to an increase of $1.1 million.

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF

COVID-19 Impact

In response to the impact of the COVID-19 pandemic on our customers and our business, the Company implemented a series of measures through the date of this release, including participation in the PPP, for which we funded $25.6 million of SBA PPP Loans through March 31, 2021, and granting payment deferrals for residential mortgage, home equity and certain commercial borrowers who were current in their payments at the time the deferral was requested. Depending on the circumstances of the borrowers, the forbearance calls for a reduced or full deferral of payment. Please refer to the Loan Payment Deferrals and COVID-19 Most Impacted Sections for statistics on loan payment deferrals and the commercial loan sectors we believe could be exposed to the economic impact of the COVID-19 pandemic.

About Randolph Bancorp, Inc.

Randolph Bancorp, Inc. is the holding company for Envision Bank and its Envision Mortgage Division. Envision Bank is a full-service community bank with five retail branch locations, loan operations centers in North Attleboro and Stoughton, Massachusetts, three loan production offices located in Massachusetts and one loan production office in Southern New Hampshire.

Forward Looking Statements

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the negative impacts and disruptions of the COVID-19 pandemic and the measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in the general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in consumer behavior due to changing political, business and economic conditions or legislative or regulatory initiatives; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; and the risk factors described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures, such as return on average assets, return on average equity, the efficiency ratio, profit percentage, tangible book value per share and, where applicable, as adjusted for non-recurring items. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of on-going business activities, and to enhance comparability with peers across the financial services sector.

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF

Randolph Bancorp, Inc.

Consolidated Balance Sheet

(Dollars in thousands)

(Unaudited)

				% Change
	March 31,	December 31,	March 31,	Mar 2021 vs.	Mar 2021 vs.
	2021	2020	2020	Dec 2020	Mar 2020
Assets
Cash and cash equivalents	$54,950	$13,774	$21,245	298.9%	158.6%
Certificates of deposit	-	-	490	-%	(100.0)%
Securities available for sale, at fair value	54,148	55,366	55,465	(2.2)%	(2.4)%
Loans held for sale, at fair value	93,176	119,112	58,781	(21.8)%	58.5%
Loans:
1-4 family residential	239,190	235,648	250,006	1.5%	(4.3)%
Home equity	49,073	48,166	43,503	1.9%	12.8%
Commercial real estate	146,930	143,893	126,608	2.1%	16.1%
Construction	29,975	31,050	35,327	(3.5)%	(15.1)%
Total real estate loans	465,168	458,757	455,444	1.4%	2.1%
Commercial and industrial	23,869	20,259	9,030	17.8%	164.3%
Consumer	8,724	10,289	15,344	(15.2)%	(43.1)%
Total loans	497,761	489,305	479,818	1.7%	3.7%
Allowance for loan losses	(6,563)	(6,784)	(4,996)	(3.3)%	31.4%
Net deferred loan costs and fees, and purchase premiums	785	1,123	1,404	(30.1)%	(44.1)%
Loans, net	491,983	483,644	476,226	1.7%	3.3%
Federal Home Loan Bank of Boston stock, at cost	3,576	3,576	2,873	0.0%	24.5%
Accrued interest receivable	1,501	1,562	1,397	(3.9)%	7.4%
Mortgage servicing rights, net	14,744	12,377	7,488	19.1%	96.9%
Premises and equipment, net	4,709	4,781	5,667	(1.5)%	(16.9)%
Bank-owned life insurance	8,662	8,622	8,486	0.5%	2.1%
Foreclosed real estate, net	132	132	132	0.0%	0.0%
Other assets	10,607	18,126	14,636	(41.5)%	(27.5)%
Total assets	$738,188	$721,072	$652,886	2.4%	13.1%

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$118,623	$96,731	$65,017	22.6%	82.4%
Savings accounts	192,712	185,481	144,980	3.9%	32.9%
NOW accounts	62,772	53,530	39,598	17.3%	58.5%
Money market accounts	78,236	77,393	67,220	1.1%	16.4%
Term certificates	75,690	83,444	102,253	(9.3)%	(26.0)%
Brokered	32,225	31,728	85,951	1.6%	(62.5)%
Total deposits	560,258	528,307	505,019	6.0%	10.9%
Federal Reserve Bank advances	-	11,431	-	(100.0)%	-%
Federal Home Loan Bank of Boston advances	60,024	61,895	52,013	(3.0)%	15.4%
Mortgagors' escrow accounts	1,924	2,338	2,074	(17.7)%	(7.2)%
Post-employment benefit obligations	2,235	2,382	2,329	(6.2)%	(4.0)%
Other liabilities	12,888	14,900	12,495	(13.5)%	3.1%
Total liabilities	637,329	621,253	573,930	2.6%	11.0%
Stockholders' Equity:
Common stock	53	54	55	(1.9)%	(3.6)%
Additional paid-in capital	48,613	50,937	50,832	(4.6)%	(4.4)%
Retained earnings	55,801	51,689	30,939	8.0%	80.4%
ESOP-Unearned compensation	(3,709)	(3,756)	(3,897)	(1.3)%	(4.8)%
Accumulated other comprehensive income, net of tax	101	895	1,027	(88.7)%	(90.2)%
Total stockholders' equity	100,859	99,819	78,956	1.0%	27.7%
Total liabilities and stockholders' equity	$738,188	$721,072	$652,886	2.4%	13.1%

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF

Randolph Bancorp, Inc.

Consolidated Balance Sheet Trend

(Dollars in thousands)

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Assets
Cash and cash equivalents	$54,950	$13,774	$49,091	$76,003	$21,245
Certificates of deposit	-	-	-	490	490
Securities available for sale, at fair value	54,148	55,366	55,551	54,462	55,465
Loans held for sale, at fair value	93,176	119,112	87,805	61,673	58,781
Loans:
1-4 family residential	239,190	235,648	235,955	246,236	250,006
Home equity	49,073	48,166	48,097	43,493	43,503
Commercial real estate	146,930	143,893	141,862	134,750	126,608
Construction	29,975	31,050	32,064	35,181	35,327
Total real estate loans	465,168	458,757	457,978	459,660	455,444
Commercial and industrial	23,869	20,259	20,388	22,940	9,030
Consumer	8,724	10,289	11,696	13,435	15,344
Total loans	497,761	489,305	490,062	496,035	479,818
Allowance for loan losses	(6,563)	(6,784)	(6,597)	(6,059)	(4,996)
Net deferred loan costs and fees, and purchase premiums	785	1,123	1,083	962	1,404
Loans, net	491,983	483,644	484,548	490,938	476,226
Federal Home Loan Bank of Boston stock, at cost	3,576	3,576	3,797	4,072	2,873
Accrued interest receivable	1,501	1,562	1,654	1,760	1,397
Mortgage servicing rights, net	14,744	12,377	10,944	8,094	7,488
Premises and equipment, net	4,709	4,781	5,133	5,313	5,667
Bank-owned life insurance	8,662	8,622	8,577	8,532	8,486
Foreclosed real estate, net	132	132	132	132	132
Other assets	10,607	18,126	15,736	12,572	14,636
Total assets	$738,188	$721,072	$722,968	$724,041	$652,886

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$118,623	$96,731	$93,352	$89,014	$65,017
Savings accounts	192,712	185,481	175,316	165,234	144,980
NOW accounts	62,772	53,530	47,032	48,014	39,598
Money market accounts	78,236	77,393	74,874	75,827	67,220
Term certificates	75,690	83,444	94,438	104,905	102,253
Brokered	32,225	31,728	37,273	55,972	85,951
Total deposits	560,258	528,307	522,285	538,966	505,019
Federal Reserve Bank advances	-	11,431	15,318	15,010	-
Federal Home Loan Bank of Boston advances	60,024	61,895	66,903	71,944	52,013
Mortgagors' escrow accounts	1,924	2,338	1,959	1,824	2,074
Post-employment benefit obligations	2,235	2,382	2,289	2,319	2,329
Other liabilities	12,888	14,900	19,276	9,449	12,495
Total liabilities	637,329	621,253	628,030	639,512	573,930
Stockholders' Equity:
Common stock	53	54	55	55	55
Additional paid-in capital	48,613	50,937	51,201	51,013	50,832
Retained earnings	55,801	51,689	46,415	36,130	30,939
ESOP-Unearned compensation	(3,709)	(3,756)	(3,803)	(3,850)	(3,897)
Accumulated other comprehensive income, net of tax	101	895	1,070	1,181	1,027
Total stockholders' equity	100,859	99,819	94,938	84,529	78,956
Total liabilities and stockholders' equity	$738,188	$721,072	$722,968	$724,041	$652,886

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF

Randolph Bancorp, Inc.

Consolidated Statements of Operations

(Dollars in thousands except per share amounts)

(Unaudited)

	Three Months Ended			% Change
	March 31,	December 31,	March 31,	Mar 2021 vs.	Mar 2021 vs.
	2021	2020	2020	Dec 2020	Mar 2020
Interest and dividend income:
Loans	$5,508	$5,532	$5,620	(0.4)%	(2.0)%
Other interest and dividend income	253	296	433	(14.5)%	(41.6)%
Total interest and dividend income	5,761	5,828	6,053	(1.1)%	(4.8)%

Interest expense	670	788	1,628	(15.0)%	(58.8)%

Net interest income	5,091	5,040	4,425	1.0%	15.1%
Provision (credit) for loan losses	(213)	215	724	(199.1)%	(129.4)%
Net interest income after provision (credit) for loan losses	5,304	4,825	3,701	9.9%	43.3%

Non-interest income:
Customer service fees	367	381	306	(3.7)%	19.9%
Gain on loan origination and sale activities, net	10,993	14,620	7,144	(24.8)%	53.9%
Mortgage servicing fees, net	779	275	(1,254)	183.3%	(162.1)%
Other	284	311	255	(8.7)%	11.4%
Total non-interest income	12,423	15,587	6,451	(20.3)%	92.6%
Non-interest expenses:
Salaries and employee benefits	8,437	8,722	8,126	(3.3)%	3.8%
Occupancy and equipment	744	1,150	698	(35.3)%	6.6%
Professional fees	561	389	405	44.2%	38.5%
Marketing	170	231	152	(26.4)%	11.8%
FDIC insurance	54	51	56	5.9%	(3.6)%
Other non-interest expenses	1,985	2,384	1,522	(16.7)%	30.4%
Total non-interest expenses	11,951	12,927	10,959	(7.6)%	9.1%
Income (loss) before income taxes	5,776	7,485	(807)	(22.8)%	(815.7)%
Income tax expense	1,664	2,211	11	(24.7)%	15027.3%
Net income (loss)	$4,112	$5,274	$(818)	(22.0)%	(602.7)%

Net income (loss) per share:
Basic	$0.81	$1.03	$(0.16)
Diluted	$0.78	$1.01	$(0.16)

Weighted average shares outstanding:
Basic	5,056,165	5,135,069	5,158,294
Diluted	5,254,907	5,244,414	5,158,294

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF

Randolph Bancorp, Inc.

Consolidated Statements of Operations Trend

(Dollars in thousands except per share amounts)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Interest and dividend income:
Loans	$5,508	$5,532	$5,337	$5,723	$5,620
Other interest and dividend income	253	296	311	336	433
Total interest and dividend income	5,761	5,828	5,648	6,059	6,053

Interest expense	670	788	979	1,326	1,628

Net interest income	5,091	5,040	4,669	4,733	4,425
Provision (credit) for loan losses	(213)	215	546	1,068	724
Net interest income after provision (credit) for loan losses	5,304	4,825	4,123	3,665	3,701

Non-interest income:
Customer service fees	367	381	330	266	306
Gain on loan origination and sale activities, net	10,993	14,620	18,102	14,370	7,144
Mortgage servicing fees, net	779	275	1,180	(1,354)	(1,254)
Other	284	311	262	217	255
Total non-interest income	12,423	15,587	19,874	13,499	6,451
Non-interest expenses:
Salaries and employee benefits	8,437	8,722	7,911	8,402	8,126
Occupancy and equipment	744	1,150	859	838	698
Professional fees	561	389	253	230	405
Marketing	170	231	154	152	152
FDIC insurance	54	51	41	39	56
Other non-interest expenses	1,985	2,384	1,833	1,718	1,522
Total non-interest expenses	11,951	12,927	11,051	11,379	10,959
Income (loss) before income taxes	5,776	7,485	12,946	5,785	(807)
Income tax expense	1,664	2,211	2,661	594	11
Net income (loss)	$4,112	$5,274	$10,285	$5,191	$(818)

Net income (loss) per share:
Basic	$0.81	$1.03	$2.01	$1.02	$(0.16)
Diluted	$0.78	$1.01	$2.01	$1.02	$(0.16)

Weighted average shares outstanding:
Basic	5,056,165	5,135,069	5,120,367	5,092,490	5,158,294
Diluted	5,254,907	5,244,414	5,120,367	5,092,490	5,158,294

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Randolph Bancorp, Inc.

Average Balances/Yields

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2021			December 31, 2020			March 31, 2020
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
(Dollars in thousands)	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Interest-earning assets:
Loans (1)	$594,021	$5,508	3.71%	$580,002	$5,532	3.82%	$531,141	$5,620	4.23%
Investment securities(2) (3)	57,818	247	1.71%	58,329	290	1.99%	58,799	379	2.58%
Interest-earning deposits	35,492	7	0.08%	30,573	8	0.10%	18,458	56	1.21%
Total interest-earning assets	687,331	5,762	3.35%	668,904	5,830	3.49%	608,398	6,055	3.98%
Noninterest-earning assets	42,045			45,015			31,774
Total assets	$729,376			$713,919			$640,172
Interest-bearing liabilities:
Savings accounts	190,313	98	0.21%	181,653	142	0.31%	134,843	284	0.84%
NOW accounts	69,511	48	0.28%	59,005	43	0.29%	39,049	51	0.52%
Money market accounts	75,994	54	0.28%	75,106	62	0.33%	78,394	197	1.01%
Term certificates	96,978	238	0.98%	112,260	293	1.04%	188,654	893	1.89%
Total interest-bearing deposits	432,796	438	0.40%	428,024	540	0.50%	440,940	1,425	1.29%
FHLBB and FRB advances	70,857	232	1.31%	77,584	247	1.27%	47,102	203	1.72%
Total interest-bearing liabilities	503,653	670	0.53%	505,608	787	0.62%	488,042	1,628	1.33%
Noninterest-bearing liabilities:
Noninterest-bearing deposits	106,929			94,540			62,718
Other noninterest-bearing liabilities	15,375			13,539			9,549
Total liabilities	625,957			613,687			560,309
Total stockholders' equity	103,419			100,232			79,863
Total liabilities and stockholders' equity	$729,376			$713,919			$640,172
Net interest income		$5,092			$5,043			$4,427
Interest rate spread(4)			2.82%			2.87%			2.65%
Net interest-earning assets(5)	$183,678			$163,296			$120,356
Net interest margin(6)			2.96%			3.02%			2.91%

Ratio of interest-earning assets to interest-bearing liabilities	136.47%			132.30%			124.66%

(1) Includes nonaccruing loan balances and interest received on such loans.

(2) Includes carrying value of securities classified as available-for-sale and FHLBB stock.

(3) Includes tax equivalent adjustments for municipal securities, based on a statutory tax rate of 21%, of $1,000, $1,000 and $2,000 for the three months ended March 31, 2021, December 31, 2020 and March 31, 2020, respectively.

(4) Interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.

(5) Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6) Net interest margin represents net interest income divided by average total interest-earning assets.

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Randolph Bancorp, Inc.

Average Balances Trend

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Interest-earning assets:
Total loans	$594,021	$580,002	$559,370	$576,964	$531,141
Investment securities	57,818	58,329	57,211	58,119	58,799
Interest-earning deposits	35,492	30,573	48,949	22,918	18,458
Total interest-earning assets	687,331	668,904	665,530	658,001	608,398
Non-interest earning assets	42,045	45,015	41,037	40,156	31,774
Total assets	$729,376	$713,919	$706,567	$698,157	$640,172

Interest-bearing liabilities:
Savings accounts	$190,313	$181,653	$170,762	$158,427	$134,843
NOW accounts	69,511	59,005	57,646	46,593	39,049
Money market accounts	75,994	75,106	72,369	71,396	78,394
Term certificates	96,978	112,260	131,053	159,224	188,654
Total interest-bearing deposits	432,796	428,024	431,830	435,640	440,940
FHLBB and FRB advances	70,857	77,584	82,639	79,133	47,102
Total interest-bearing liabilities	503,653	505,608	514,469	514,773	488,042
Noninterest-bearing liabilities:
Noninterest-bearing deposits	106,929	94,540	88,394	77,947	62,718
Other noninterest-bearing liabilities	15,375	13,539	12,724	22,893	9,549
Total liabilities	625,957	613,687	615,587	615,613	560,309
Total stockholders' equity	103,419	100,232	90,980	82,544	79,863
Total liabilities and stockholders' equity	$729,376	$713,919	$706,567	$698,157	$640,172

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Randolph Bancorp, Inc.

Average Balances Trend

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Interest-earning assets:
Total loans	3.71%	3.82%	3.82%	3.97%	4.23%
Investment securities	1.71%	1.99%	2.13%	2.28%	2.58%
Interest-earning deposits	0.08%	0.10%	0.06%	0.09%	1.21%
Total interest-earning assets	3.35%	3.49%	3.40%	3.68%	3.98%

Interest-bearing liabilities:
Savings accounts	0.21%	0.31%	0.40%	0.59%	0.84%
NOW accounts	0.28%	0.29%	0.28%	0.43%	0.52%
Money market accounts	0.28%	0.33%	0.41%	0.68%	1.01%
Term certificates	0.98%	1.04%	1.35%	1.70%	1.89%
Total interest-bearing deposits	0.40%	0.50%	0.68%	0.99%	1.29%
FHLBB and FRB advances	1.31%	1.27%	1.21%	1.23%	1.72%
Total interest-bearing liabilities	0.53%	0.62%	0.76%	1.03%	1.33%

Interest rate spread	2.82%	2.87%	2.64%	2.65%	2.65%
Net interest rate margin	2.96%	3.02%	2.81%	2.88%	2.91%
Ratio of interest-earning assets to interest-bearing liabilities	136.47%	132.30%	129.36%	127.82%	124.66%

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Randolph Bancorp, Inc.

Rate/Volume Analysis

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2021 vs. December 31, 2020
	Increase (Decrease)		Total
	Due to Changes in		Increase
	Volume	Rate	(Decrease)
Interest-earning assets:
Loans	$135	$(159)	$(24)
Investment securities	(3)	(40)	(43)
Interest-earning deposits	1	(1)	-
Total interest-earning assets	133	(200)	(67)
Interest-bearing liabilities:
Savings accounts	6	(50)	(44)
NOW accounts	7	(2)	5
Money market accounts	1	(9)	(8)
Term certificates	(39)	(16)	(55)
Total interest-bearing deposits	(25)	(77)	(102)
FHLBB and FRB advances	(22)	6	(16)
Total interest-bearing liabilities	(47)	(71)	(118)
Change in net interest income	$180	$(129)	$51

	Three Months Ended
	March 31, 2021 vs. 2020
	Increase (Decrease)		Total
	Due to Changes in		Increase
	Volume	Rate	(Decrease)
Interest-earning assets:
Loans	$623	$(735)	$(112)
Investment securities	(6)	(126)	(132)
Interest-earning deposits	27	(75)	(48)
Total interest-earning assets	644	(936)	(292)
Interest-bearing liabilities:
Savings accounts	85	(271)	(186)
NOW accounts	28	(31)	(3)
Money market accounts	(6)	(137)	(143)
Term certificates	(329)	(326)	(655)
Total interest-bearing deposits	(222)	(765)	(987)
FHLBB and FRB advances	85	(56)	29
Total interest-bearing liabilities	(137)	(821)	(958)
Change in net interest income	$781	$(115)	$666

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Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$4,201	$890	$5,091
Provision (credit) for loan losses	(213)	-	(213)
Net interest income after provision for loan losses	4,414	890	5,304

Non-interest income:
Customer service fees	340	27	367
Gain on loan origination and sale activities, net (1)	-	11,674	11,674
Mortgage servicing fees, net	(94)	873	779
Other	151	133	284
Total non-interest income	397	12,707	13,104

Non-interest expenses:
Salaries and employee benefits	1,802	6,635	8,437
Occupancy and equipment	443	301	744
Other non-interest expenses	1,087	1,683	2,770
Total non-interest expenses	3,332	8,619	11,951

Income before income taxes and elimination of inter-segment profit	$1,479	$4,978	6,457

Elimination of inter-segment profit			(681)
Income before income taxes			5,776

Income tax expense			1,664
Net income			$4,112

(1)	Before elimination of inter-segment profit.

The information above was derived from the internal management reporting system used to measure performance of the segments.

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Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended December 31, 2020
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$4,265	$775	$5,040
Provision for loan losses	215	-	215
Net interest income after provision for loan losses	4,050	775	4,825

Non-interest income:
Customer service fees	353	28	381
Gain on loan origination and sale activities, net (1)	-	15,062	15,062
Mortgage servicing fees, net	(100)	375	275
Other	147	164	311
Total non-interest income	400	15,629	16,029

Non-interest expenses:
Salaries and employee benefits	2,178	6,544	8,722
Occupancy and equipment	465	685	1,150
Other non-interest expenses	1,942	1,113	3,055
Total non-interest expenses	4,585	8,342	12,927

Income (loss) before income taxes and elimination of inter-segment profit	$(135)	$8,062	7,927

Elimination of inter-segment profit			(442)
Income before income taxes			7,485

Income tax expense			2,211
Net income			$5,274

(1)	Before elimination of inter-segment profit.

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Randolph Bancorp, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended March 31, 2020
	Envision Bank	Envision Mortgage	Consolidated Total
Net interest income	$3,994	$431	$4,425
Provision for loan losses	724	-	724
Net interest income after credit for loan losses	3,270	431	3,701

Non-interest income:
Customer service fees	273	33	306
Gain on loan origination and sale activities, net (1)	-	7,472	7,472
Mortgage servicing fees, net	(87)	(1,167)	(1,254)
Other	140	115	255
Total non-interest income	326	6,453	6,779

Non-interest expenses:
Salaries and employee benefits	3,098	5,028	8,126
Occupancy and equipment	404	294	698
Other non-interest expenses	1,145	990	2,135
Total non-interest expenses	4,647	6,312	10,959

Income (loss) before income taxes and elimination of inter-segment profit	$(1,051)	$572	(479)

Elimination of inter-segment profit			(328)
Loss before income taxes			(807)

Income tax expense			11
Net loss			$(818)

(1)	Before elimination of inter-segment profit.

The information above was derived from the internal management reporting system used to measure performance of the segments.

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Randolph Bancorp, Inc.

Reconciliation of GAAP to Non-GAAP Net Income

(in thousands)

(Unaudited)

	Quarter Ended
	March 31, 2021
	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Common Share (diluted)
GAAP basis	$5,776	$1,664	$4,112	$0.78
Non-interest expense adjustments:
Accrued severance expenses	109	31	78	0.01
Non-GAAP basis	$5,885	$1,695	$4,190	$0.79

	Quarter Ended
	December 31, 2020
	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Common Share (diluted)
GAAP basis	$7,485	$2,211	$5,274	$1.01
Non-interest expense adjustments:
Residential lending office closure	294	63	231	0.04
COVID-19 related expenses	69	15	54	0.01
Non-GAAP basis	$7,848	$2,289	$5,559	$1.06

	Quarter Ended
	September 30, 2020
	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Common Share (diluted)
GAAP basis	$12,946	$2,661	$10,285	$2.01
Non-interest expense adjustments:
COVID-19 related expenses	22	4	18	-
Non-GAAP basis	$12,968	$2,665	$10,303	$2.01

	Quarter Ended
	June 30, 2020
	Income Before Taxes	Provision for Income Taxes	Net Income	Earnings per Common Share (diluted)
GAAP basis	$5,785	$594	$5,191	$1.02
Non-interest expense adjustments:
COVID-19 related expenses	189	-	189	0.04
Non-GAAP basis	$5,974	$594	$5,380	$1.06

	Quarter Ended
	March 31, 2020
	Income (Loss) Before Taxes	Provision for Income Taxes	Net Income (Loss)	Earnings (Loss) per Common Share (diluted)
GAAP basis	$(807)	$11	$(818)	$(0.16)
Non-interest expense adjustments:
Retirement salary and benefits compensation	692	$-	692	0.13
Accelerated vesting of stock-based compensation	683	$-	683	0.13
COVID-19 related expenses	18	$-	18	-
Non-GAAP basis	$586	$11	$575	$0.10

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Randolph Bancorp, Inc.

Selected Financial Highlights

(Unaudited)

	At or for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Return on average assets: (1, 5)
GAAP	2.26%	2.95%	5.82%	2.97%	(0.51%)
Non-GAAP (2)	2.30%	3.11%	5.83%	3.08%	0.36%

Return on average equity: (1, 6)
GAAP	15.90%	21.05%	45.22%	25.16%	(4.10%)
Non-GAAP (2)	16.21%	22.18%	45.30%	26.07%	2.88%

Net interest margin	2.96%	3.02%	2.81%	2.88%	2.91%

Non-interest income to total income:
GAAP	70.93%	75.57%	80.98%	74.04%	59.31%

Profit percentage (9)
GAAP	31.76%	37.33%	54.97%	37.59%	(0.76%)
Non-GAAP (2)	32.39%	39.09%	55.06%	38.62%	12.04%

Efficiency ratio: (7)
GAAP	68.24%	62.67%	45.03%	62.41%	100.76%
Non-GAAP (2)	67.61%	60.91%	44.94%	61.38%	87.96%

Tier 1 capital to average assets (3)	13.81%	13.85%	13.28%	11.93%	12.17%

Non-performing assets as a percentage of total assets (4)	1.14%	1.01%	1.38%	0.47%	0.52%

Allowance for loan losses as a percentage of total loans (4)	1.32%	1.39%	1.35%	1.22%	1.04%
Allowance for loan losses as a percentage of total loans, excluding SBA PPP Loans (4)	1.36%	1.41%	1.39%	1.26%	1.04%

Allowance for loan losses as a percentage of non-performing assets	78.99%	94.58%	67.21%	179.31%	146.64%
Allowance for loan losses as a percentage of non-performing loans	77.75%	92.87%	66.31%	186.60%	152.55%

Tangible book value per share (8)	$18.80	$18.16	$17.18	$15.43	$14.44
Outstanding shares	5,364,240	5,495,514	5,524,390	5,479,884	5,466,344

(1)	Annualized for quarterly periods presented.
(2)	See page 16 – Reconciliation of GAAP to Non-GAAP Net Income.
(3)	Average assets calculated on a quarterly basis for all periods presented.
(4)	Total loans exclude loans held for sale but includes net deferred loan costs and fees.
(5)	This non-GAAP measure represents net income divided by average total assets.
(6)	This non-GAAP measure represents net income divided by average stockholders’ equity.
(7)	This non-GAAP measure represents total non-interest expenses divided by net interest income and non-interest income.
(8)

This non-GAAP measure represents total stockholders’ equity, minus intangible assets of $31,000, $33,000, $36,000, $38,000, and $41,000 at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, respectively, divided by outstanding shares at period end.

(9)	This non-GAAP measure represents net interest income plus noninterest income less non-interest expense divided by net interest income plus non-interest income.

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Randolph Bancorp, Inc.

COVID-19 Supplemental Disclosure

(Unaudited)

Loan Payment Deferrals

	As of March 31, 2021
	Commercial loans	Residential and consumer loans	Residential loans serviced for others
	(Dollars in thousands)
Balance outstanding	$182,277	$315,485	$1,940,443

COVID-19 related loan payment deferrals: (1)
Loans in COVID-19-related loan payment deferral	$6,241	$4,777	$11,544
Loans in deferral as a percentage of category loans	3.4%	1.5%	0.6%
Loans with suspended payment	$6,241	$4,543	$4,657
Loans with reduced payment	-	234	6,887

Loans which obtained a COVID-19-related payment deferral but
have since resumed payment	$31,954	$15,602	$54,450
Loans reinstated (borrower paid any unpaid principal and interest)	-	2,253	6,353
Loans on a repayment plan	-	-	1,354
Loans which resumed payment but deferred principal and/or
interest payments to maturity (2)	26,197	8,713	36,811
Loans which were paid off completely	5,757	4,636	9,932

(1)	Includes commercial loans that have been approved for loan payment deferral but for which documentation is closing or pending.
(2)	Includes commercial loan for which maturity was extended.

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Randolph Bancorp, Inc.

COVID-19 Supplemental Disclosure

(Unaudited)

COVID-19 Highly Impacted Sectors

	As of March 31, 2021
	Exposure Balance				Exposure by Risk Weighting
							Balance
		Real	Commercial				with
		Estate	&				Deferred
Industry (1)	Total	Secured	Industrial	Construction	Pass	Criticized	Payments
	(Dollars in thousands)
Group home/care facility	$1,079	$1,079	$-	$-	$1,079	$-	$-
Hotels/hospitality	9,635	9,566	69	-	69	9,566	3,543
Restaurants/food service	2,713	1,554	1,159	-	2,713	-	-
Retail/shopping center	21,887	17,211	-	4,675	20,261	1,626	1,006
Other sectors (2)	11,385	10,972	113	300	9,383	2,002	1,692
Total loans in COVID-19 impacted sectors	$46,698	$40,382	$1,341	$4,975	$33,505	$13,194	$6,241
Percentage of commercial loans outstanding	25.6%	27.5%	5.6%	43.3%
Commercial loans outstanding	$182,277	$146,930	$23,869	$11,478
Loan to value secured by real estate (3)		47.5%		66.9%

(1)

This disclosure focuses on industries with balances that are significant to the portfolio at March 31, 2021 and omits industries affected by the COVID-19 pandemic (oil and gas, transportation, etc.) to which the Company has minimal or no exposure. This disclosure also excludes SBA PPP Loans, given their government guarantee.

(2)	Includes customers operating in various sectors which have been impacted by COVID-19.
(3)	Loan to value secured by real estate equals the exposure balance divided by the most recent appraised value.

877-963-2100 • www.envisionbank.com	Member FDIC • Member DIF